Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2017 INR (₨)	Mar. 31, 2017 USD ($)	Mar. 31, 2016 INR (₨)
Due to mature in the fiscal year ending March 31:
2018	₨ 2,721,768.7	$ 41,970.2	₨ 2,517,530.9
2019	371,321.8	5,725.9
2020	117,128.0	1,806.1
2021	43,869.7	676.5
2022	56,892.8	877.3
Thereafter	30,876.7	476.1
Total	₨ 3,341,857.7	$ 51,532.1	₨ 3,096,553.3